EXHIBIT 99.3

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                                (WILLIAM J. POST)

     I, William J. Post, the Chairman of the Board and Chief Executive Officer of Pinnacle West Capital Corporation ("Pinnacle West"), certify, to the best of my knowledge, that: (a) the attached Quarterly Report on Form 10-Q of Pinnacle West for the quarterly period ended June 30, 2002 (the "June 2002 Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (b) the information contained in the June 2002 Form 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of Pinnacle West.


                                         William J. Post
                                         ---------------------------------------
                                         William J. Post
                                         Chairman of the Board and Chief
                                         Executive Officer
                                         Date: August 13, 2002


The foregoing certificate is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63, Title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.